UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): April 30, 2008

                                  Innovex, Inc.
                       ----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       ----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


                000-13143                            41-1223933
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        (Commission File Number)           (I.R.S. Employer Identification No.)


   3033 Campus Drive, Suite E180
           Plymouth, MN                                   55441
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(Address Of Principal Executive Offices)                (Zip Code)



                                 (763) 383-4000
                       ----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Items under Sections 1, 2, 3, 4, and 6-8 are not applicable and therefore omitted.


ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 30, 2008, Innovex, Inc. (the "Company") entered into a Part-Time Employment Agreement with Douglas Keller (the "Agreement"), attached hereto as
Exhibit 10.1. Pursuant to the Employment Agreement, Mr. Keller will cease serving as the Company's Vice President, Finance and Chief Accounting Officer and as its principal accounting officer as of April 30, 2008. The termination of Mr. Keller's employment is related to the Company's transfer of its corporate offices to Thailand. As of the result of the termination of his employment, Mr. Keller will be entitled to the post-termination benefits under the Employment Agreement dated October 1, 1995, as amended December 18, 1998 and March 4, 2003 (the "Employment Agreement") between Mr. Keller and the Company.

     Further, under the Agreement, effective May 1, 2008, Mr. Keller will become a part-time employee of the Company on an at-will basis at an hourly rate of $110 or $150, depending on when the services are rendered. Mr. Keller will report to the Company's Chief Financial Officer and assist in the transfer of the corporate offices to Thailand and other tasks as assigned by the Company's Chief Executive Officer and Chief Financial Officer. Mr. Keller will not be eligible for any Company benefits or be eligible for any equity based compensation under the Agreement. The Agreement supersedes the Employment Agreement, except that certain obligations of Mr. Keller relating to assignment of inventions, confidential information and non-competition will continue.

     In addition, Keith Foerster, Innovex's Senior Vice President, Development and Sales, will also terminate his employment with the Company as of April 30, 2008 under the terms of Amendment No. 1 to his Employment Agreement with the Company.


ITEM 9.01       Financial Statements And Exhibits.

Exhibit No.     Description
-----------     ----------------------------------------------------------------
10.1            Part Time Employment Agreement dated April 30, 2008 by and between Innovex, Inc. and Douglas Keller

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        INNOVEX, INC.

                                        By:  /s/ Randy Acres
                                             -----------------------------------
                                        Randy Acres
                                        Senior Vice President and Chief
                                         Financial Officer


Date: May 1, 2008